                                POWER OF ATTORNEY

The undersigned, as a Section 16 reporting person of Trulia, Inc. (the
"Company"), hereby constitutes and appoints Prashant Aggarwal, Scott Darling and
Kim Nielsen, the undersigned's true and lawful attorneys-in-fact to:

        1.   prepare, execute in the undersigned's name and on the
             undersigned's behalf, and submit to the Securities and
             Exchange Commission (the "SEC") a Form ID, including
             amendments thereto, and any other documents necessary or
             appropriate to obtain EDGAR codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of
             1934 or any rule or regulation of the SEC;

        2.   complete and execute Forms 3, 4 and 5 and other forms and all amendments thereto as such attorneys-in-fact shall in their discretion determine to be required or advisable pursuant to
             Section 16 of the Securities Exchange Act of 1934 (as amended)
             and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the
             undersigned's ownership, acquisition or disposition of
             securities of the Company; and

        3.   do all acts  necessary  in order to file such  forms with the SEC, any  securities  exchange  or
             national  association,  the  Company  and such  other  person or agency as the  attorneys-in-fact shall deem appropriate.

        The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agent shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the
Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934 (as amended).

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the
Company and the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of September, 2012.

                                        Signature: /s/ Gregory Waldorf
                                                   -----------------------------

                                        Print Name: Gregory Waldorf
                                                    ----------------------------